                                                                       Exhibit 2
                        HORIZON ENERGY DEVELOPMENT, INC.
                                INCOME STATEMENT
                                   (Unaudited)

                                                 Three Months Ended
                                                 September 30, 2001
                                                 -----------------

Operating Revenue:
  Operating Revenue                                 $11,084,110
                                                    -----------

Operating Expenses:
  Fuel Used in Heat and Electric Generation           7,185,661
  Operation Expenses                                  6,821,795
  Maintenance Expenses                                    4,652
  Property, Franchise & Other Taxes                     470,579
  Depreciation, Depletion & Amortization              3,810,404
                                                    -----------
Operating Expenses                                   18,293,091
                                                    -----------
Operating Loss                                       (7,208,981)
                                                    -----------

Other Income                                            253,472
                                                    -----------

Interest Charges                                      2,248,506
                                                    -----------

Loss Before Income Taxes                             (9,204,015)
                                                    -----------

Income Taxes - Current                               (1,665,048)
Income Taxes - Deferred                                (618,557)
                                                    -----------
                                                     (2,283,605)
                                                    -----------

Minority Interest in Foreign Subsidiaries               736,214
                                                    -----------

Net Loss                                            $(6,184,196)
                                                    ===========